UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2013

REMEDENT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15975	86-0837251
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Zuiderlaan 1-3 bus 8, 9000, Ghent, Belgium n/a

(Address of principal executive offices)        (Zip Code)

(Registrant's telephone number, including area code:	011-329-241-58 80

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)      On July 25, 2013, the Board of Directors of Remedent Inc. (the "Company") received written notice of Grant Thornton Bedrijfsrevisoren CVBA’s decision not to stand for reappointment as the Company's independent accountants.

Grant Thornton Bedrijfsrevisoren CVBA's report on the Company's consolidated financial statements for the fiscal year ended March 31, 2013 did not contain an adverse opinion or disclaimer of opinion. A matter of emphasis on the uncertainty with regard to going concern has been included in the report. The opinion was not modified with respect to this matter., neither with respect to other uncertainties, audit scope or accounting principles. Grant Thornton Bedrijfsrevisoren CVBA's report on the Company's consolidated financial statements for the fiscal year ended March 31, 2013 and March 31, 2012 did not contain an adverse opinion or disclaimer of opinion. . A matter of emphasis on the uncertainty with regard to going concern has been included in these reports. The opinion was not modified with respect to this matter., neither with respect to other uncertainties, audit scope or accounting principles.

During the years ended March 31, 2005 through July 25, 2013, there were no disagreements with Grant Thornton Bedrijfsrevisoren CVBA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton Bedrijfsrevisoren CVBA's satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on the Company's consolidated financial statements for such years.

The Company has provided Grant Thornton Bedrijfsrevisoren CVBA with a copy of the foregoing disclosures. Attached as Exhibit 1.1 is a copy of Grant Thornton Bedrijfsrevisoren CVBA's letter stating there has been no disagreements.

(b)      On October 7, 2013, the Company engaged Vandelanotte Bedrijfsrevisoren CVBA, Brussels, Belgium (“Vandelanotte”) as the company’s new independent accountants to audit the Company’s financial statements for the fiscal year ending March 31, 2014. The decision to change the Company’s independent accountants to Vandelanotte was considered and approved by the Company’s Board of Directors. Neither the Company, nor anyone acting on the Company’s behalf, consulted Vandelanotte regarding any matters specified in Items 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-B.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit	Description

1.1	Letter from Grant Thornton Bedrijfsrevisoren CVBA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2013	/s/ PHILIPPE VAN ACKER
Philippe Van Acker,
Chief Financial Officer

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